SUPPLEMENT TO PROSPECTUS The date of this supplement is November 28, 2014.

MFS® Total Return Series

Initial Class & Service Class Shares

Effective immediately, the final paragraph in the sub-section entitled “Principal Investment Strategies” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative models that systematically evaluate issuers and instruments are used by certain of the fund’s equity portfolio managers and may also be considered by other portfolio managers.

Effective immediately, the paragraph entitled “Investment Selection Risk” in the sub-section entitled “Principal Risks” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective immediately, the final paragraph in the sub-section entitled “Principal Investment Strategies” beneath the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are used by certain of the fund’s equity portfolio managers and may also be considered by other portfolio managers.

Effective immediately, the paragraph entitled “Investment Selection Risk” in the sub-section entitled “Principal Risks” beneath the main heading “Investment Objective, Strategies, and Risks “ is restated in its entirety as follows:

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

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